

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Managed Penions Assets Partnership 1988-B, Ltd.'s balance sheet and statement of operations  con-tained  in its Form 10-Q for the quarter ended June 30, 1997 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                              DEC-31-1997
<PERIOD-END>                                   JUN-30-1997
<CASH>                                         1,290
<SECURITIES>                                   0
<RECEIVABLES>                                  13,931
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               15,221
<PP&E>                                         3,290,154
<DEPRECIATION>                                 (2,846,501)
<TOTAL-ASSETS>                                 458,874
<CURRENT-LIABILITIES>                          2,499
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     456,375
<TOTAL-LIABILITY-AND-EQUITY>                   458,874
<SALES>                                        78,010
<TOTAL-REVENUES>                               78,031
<CGS>                                          0
<TOTAL-COSTS>                                  32,037<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                29,968
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            29,968
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   29,968
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes lease operating expenses, production taxes and depreciation, depletion and amortization expense. Excludes general and administrative and interest expense.


